UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 20, 2006

OMNICELL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33043	94-3166458
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1201 Charleston Road

Mountain View, CA  94043

(Address of principal executive offices, including zip code)

(650) 251-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 20, 2006, the Company issued a press release announcing its financial results for the second quarter ended June 30, 2006. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The press release presented non-GAAP financial information, which the Company believes is useful for investors to compare the Company’s 2006 results from ongoing operations excluding the effect of other charges. This data is also used by the Company for assessment of its operating results.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 4.02.  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

A software error experienced by our outside stock plan administrator caused several stock option grants to be omitted from stock compensation expense calculations for the first quarter of 2006. Consequently, net income for the quarter ended March 31, 2006 will be reduced from $1.2 million, or $0.04 fully diluted earnings per share, to $0.8 million, or $0.03 fully diluted earnings per share. As a result of these corrections, the Company intends to file an amended quarterly report on Form 10-Q/A with revised first quarter 2006 financial results to correct under-reporting of share-based compensation. Investors should look to the revised financial statements when they become available and discontinue use of the Company's previously issued financial statements for the period ended March 31, 2006.

On July 19, 2006, the Company's management has discussed the matters disclosed in this Item 4.02 with Ernst & Young LLP and arrived at an agreement regarding the proposed revision.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description
99.1	Press Release of Omnicell, Inc., dated July 20, 2006, "Omnicell announces financial results for the second quarter 2006 results."

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNICELL, INC.

Dated: July 20, 2006	By:	/s/ Robin G. Seim
Robin G. Seim
Vice President of Finance and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of Omnicell, Inc., dated July 20, 2006, "Omnicell announces financial results for the second quarter 2006 results."